UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to 240.14a-12

ABIOMED, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on August 12, 2020 Meeting Information ABIOMED, INC. Meeting Type: Annual Meeting For holders as of: June 15, 2020 Date: August 12, 2020 Time: 8:00 A.M. ET Location: Beauport Hotel 55 Commercial Street Gloucester, Massachusetts 01930 You are receiving this communication because you hold shares in the company named above. ABIOMED, INC. 22 CHERRY HILL DRIVE This is not a ballot. You cannot use this notice to vote these DANVERS, MA 01923 shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper or email copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See proxy the materials reverse and side voting of this instructions notice to obtain .

How to Before Access the You Proxy Vote Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have available the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents or proxy materials related to any future meetings of stockholders, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 30, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. For directions to the meeting, please see our website at http://www.abiomed.com/proxy. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. The Board of Directors recommends that you vote FOR ALL nominees in Proposal 1: 1. Election of Directors Nominees: 01) Dorothy E. Puhy 02) Paul G. Thomas 03) Christopher D. Van Gorder The Board of Directors recommends that you vote FOR Proposal 2: 2. Approval, by non-binding advisory vote, of the compensation of our named executive officers. The Board of Directors recommends that you vote FOR Proposal 3: 3. Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2021. NOTE: IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.